UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32058 (Commission File Number)	72-1503959 (IRS Employer Identification No.)

11700 Old Katy Road, Suite 300 Houston, Texas (Address of principal executive offices)		77079 (Zip Code)
Registrant’s telephone number, including area code: (281) 372-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
     This Form 8-K/A corrects an error in the Form 8-K filed on April 26, 2006 that stated that 13,900,000 shares were sold by selling stockholders as described in our registration statement on Form S-1 (Registration No. 333-128750). The selling stockholders actually sold 16,900,000, which included all of the 3,900,000 shares to cover the underwriters’ over-allotment option, which was exercised in full.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

Complete Production Services

Date: April 27, 2006	By:	/s/ J. Michael Mayer

J. Michael Mayer
Senior Vice President and Chief Financial Officer